--------------------------------------------------------------------------------
                                        THE
                                   LATIN AMERICAN
                                     DISCOVERY
                                     FUND, INC.
--------------------------------------------------------------------------------





                                 SEMI-ANNUAL REPORT
                                   JUNE 30, 1998
                        MORGAN STANLEY ASSET MANAGEMENT INC.
                                 INVESTMENT ADVISER




                      THE LATIN AMERICAN DISCOVERY FUND, INC.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
DIRECTORS AND OFFICERS

Barton M. Biggs
CHAIRMAN OF THE BOARD
OF DIRECTORS

Michael F. Klein
PRESIDENT AND DIRECTOR

Peter J. Chase
DIRECTOR

John W. Croghan
DIRECTOR

David B. Gill
DIRECTOR

Graham E. Jones
DIRECTOR

John A. Levin
DIRECTOR

William G. Morton, Jr.
DIRECTOR

Stefanie V. Chang
VICE PRESIDENT

Harold J. Schaaff, Jr.
VICE PRESIDENT

Joseph P. Stadler
VICE PRESIDENT

Valerie Y. Lewis
SECRETARY

Joanna M. Haigney
TREASURER

Belinda A. Brady
ASSISTANT TREASURER
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
INVESTMENT ADVISER

Morgan Stanley Asset Management Inc.
1221 Avenue of the Americas
New York, New York 10020
--------------------------------------------------------------------------------
U.S. ADMINISTRATOR

The Chase Manhattan Bank
73 Tremont Street
Boston, Massachusetts 02108
--------------------------------------------------------------------------------
CUSTODIANS

Morgan Stanley Trust Company
One Pierrepont Plaza
Brooklyn, New York 11201

The Chase Manhattan Bank
3 Chase MetroTech Center
Brooklyn, New York 11245
--------------------------------------------------------------------------------
SHAREHOLDER SERVICING AGENT

Boston Equiserve
Investor Relations Department
P.O. Box 644
Boston, Massachusetts 02102-0644
(800) 730-6001
--------------------------------------------------------------------------------
LEGAL COUNSEL

Rogers & Wells LLP
200 Park Avenue
New York, New York 10166
--------------------------------------------------------------------------------
INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
For additional Fund information, including the Fund's net asset value per share and information regarding the investments comprising the Fund's portfolio, please call 1-800-221-6726.

LETTER TO SHAREHOLDERS
---------

For the six months ended June 30, 1998, The Latin American Discovery Fund, Inc. (the "Fund") had a total return, based on net asset value per share, of -14.19% compared with -19.88% for the Morgan Stanley Capital International (MSCI) Emerging Markets Global Latin America Index (the "Index"). For the one year ended June 30, 1998, and for the period since commencement of operations on June 23, 1992 through June 30, 1998, the Fund's total return, based on net asset value per share, was -15.27% and 133.31%, respectively, compared with -24.92% and 59.48%, respectively, for the Index. On June 30, 1998, the closing price of the Fund's shares on the New York Stock Exchange was $9.50 representing a 11.5% discount to the net asset value per share.

The recent turmoil in the emerging markets has led to steep declines in all Latin markets. The largest contributors to the Fund's outperformance relative to the benchmark were our underweight position in Venezuela and strong stock selection, specifically in Brazil and Argentina.

The Latin region fell 20.0% during the second quarter driven by returns in Venezuela (-40.2%), Brazil (-22.0%), and Chile (-21.7%). Peru was the best performing Latin market, falling 4.7%. Rounding out the region, Argentina fell 17.6%, Colombia declined 9.4%, and Mexico dropped 16.9%. Declining commodity prices (particularly oil and copper) and political noise surrounding upcoming presidential elections (Brazil and Venezuela) have negatively affected these markets.

Weak fiscal fundamentals coupled with an increase in political uncertainty has led to Brazil's continued descent. Particularly because this is an election year, we lack confidence that the government will strengthen its fiscal position. Political jitters were apparent in early June when President Cardoso's opposition (left-wing party candidate Lula) began to gain popularity. President Cardoso's drop in the polls largely reflected social malaise resulting from the mishandling of the drought and famine conditions in the Northeast, fires in the Amazon forest, growing unemployment and unfortunate statements regarding the working ethics of those who are eligible to retire. During the second quarter, we trimmed our Brazilian holdings, bringing us to a more modest overweight position (+5%). While Brazil offers attractive value and growth opportunities on a stock level, we are cautious with respect to its widening fiscal deficit and vulnerable currency. We continue to focus on the telecom sector given its strong operating earnings growth and privatization potential.

The Mexican equities market faltered due to declining oil prices and a reduction in capital inflows. Over the past 12 months, the average oil export price for Mexico has declined nearly 40%. While the oil shock has contributed to a wider trade deficit, the shock has been particularly detrimental for fiscal performance as oil represents 32% of Mexico's total revenues. Because of attractive valuations introduced during the second quarter in selected stocks, we increased our exposure from a market-neutral posture to a modest overweight position. In spite of the oil price squeeze, we expect gross domestic product growth to remain healthy fueled by strong consumer demand. Thus, our focus is on the consumer-related industries, such as beverages and retailers.

Argentina was dragged down in sympathy with the region and concern about a widening trade deficit. We increased our Argentine exposure to a modest underweight position. We are encouraged by Argentina's strong economic activity, low inflation, increasing international reserves, and improving fiscal deficit. In Argentina, we are focusing on the telecom companies which offer strong operating earnings growth.

The Chilean market's decline was driven by high domestic interest rates, commodity price deflation, and weak demand from Asia for copper, forestry products, and fishmeal. Interest rates have been continually raised by the central bank since the beginning of 1998 in an effort to defend the Chilean peso and narrow the country's trade deficit. The high interest rates have hindered stock market returns, as local investors prefer to tap the fixed-income market and foreign investors remain sidelined awaiting signs of a rate cut.

In the other markets, while the Colombia stock market greeted President-elect Pastrana's June 21 win with optimism, lending rates averaging 15%, the highest levels in 13 years, dampened investor sentiment. In April, we exited both the Peruvian and Venezuelan markets. In Peru, deteriorating external accounts and slow growth have hindered the market. In Venezuela, higher interest rates, a tense political environment, and overvalued currency concerns led to our decision to eliminate our exposure to the market.

We are optimistic that capital flows will return to this region as Latin America offers the best fundamentals of all the emerging markets. Latin America sells at 10 times 1999 estimated earnings on forecast U.S. dollar earnings per share growth of 15%.

Beginning with this report, we are discontinuing our practice of designating an individual portfolio manager to sign our reports to shareholders in order to better reflect the "Team" investment approach of the Fund's investment adviser, Morgan Stanley Asset Management ("MSAM"). The global emerging markets team at MSAM has general oversight of the investment management of the Fund. Robert L. Meyer and Andy Skov continue to have primary responsibility for the day-to-day management of the Fund's assets.

Sincerely,


/s/ Michael F. Klein

Michael F. Klein
PRESIDENT AND DIRECTOR

July 1998

The Latin American Discovery Fund, Inc.
Investement Summary as of June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


HISTORICAL
INFORMATION                                                          TOTAL RETURN (%)
                                       -----------------------------------------------------------------------------
                                           MARKET VALUE (1)         NET ASSET VALUE (2)              INDEX (3)
                                       ----------------------     ----------------------      ----------------------
                                                      AVERAGE                    AVERAGE                     AVERAGE
                                       CUMULATIVE      ANNUAL     CUMULATIVE      ANNUAL      CUMULATIVE      ANNUAL
                                       ----------     -------     ----------     -------      ----------     -------
               Fiscal Year to Date       -13.85%          --        -14.19%          --         -19.88%          --
               One Year                  -18.72       -18.72%       -15.27       -15.27%        -24.92       -24.92%
               Five Year                  73.89+       11.70+        83.07+       12.86+         51.93         8.72
               Since Inception*          106.57+       12.80+       133.31+       15.11+         59.48         8.06

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
--------------------------------------------------------------------------------
RETURNS AND PER SHARE INFORMATION

                                       [GRAPH]

                                                     YEAR ENDED DECEMBER 31,                         SIX MONTHS
                                                                                                        ENDED
                                                                                                       JUNE 30,
                                     1992*      1993       1994        1995        1996       1997       1998
                                   -------    -------    -------     -------     -------    -------    -------
Net Asset Value Per Share. . .     $ 15.23    $ 23.31    $ 17.16     $ 10.98     $ 14.77    $ 20.34    $ 10.73
Market Value Per Share . . . .     $ 13.25    $ 27.13    $ 18.25     $  9.88     $ 12.50    $ 17.94    $  9.50
Premium/(Discount) . . . . . .       -13.0%      16.4%       6.4%      -10.0%      -15.4%     -11.8%     -11.5%
Income Dividends . . . . . . .          --         --    $  0.00#         --     $  0.16         --         --
Capital Gains Distributions. .          --         --    $  5.74 $      0.45     $  1.14    $  0.70    $  6.67
Fund Total Return (2). . . . .        8.01%     65.36%+    -0.14%     -27.61%+     47.19%     43.06%    -14.19%
Index Total Return (3) . . . .       -2.26%     52.29%     -3.69%     -13.53%      21.96%     31.66%    -19.88%

(1)  Assumes dividends and distributions, if any, were reinvested.
(2) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.
(3) The Morgan Stanley Capital International Emerging Markets Global Latin America Index (MSCI EMG Latin America Index) is a broad based market cap weighted composite index covering at least 60% of markets in Mexico, Argentina, Brazil, Chile, Colombia, Peru and Venezuela, including dividends.
  *  The Fund commenced operations on June 23, 1992.
  #  Amount is less than $0.01 per share.
  + This return excludes the effect of the rights issued in connection with the Rights Offerings.

The Latin American Discovery Fund, Inc.
Portfolio Summary as of June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
DIVERSIFICATION OF TOTAL INVESTMENTS

                                       [CHART]

Equity Securities               (92.9%)
Short-Term Investments           (7.1%)


--------------------------------------------------------------------------------
SECTORS

                                       [CHART]

Banking                           (4.5%)
Beverages & Tobacco               (9.3%)
Broadcasting & Publishing         (4.8%)
Building Materials &
Components                        (4.6%)
Energy Sources                    (1.9%)
Forest Products & Paper           (2.4%)
Merchandising                     (3.8%)
Metals -- Steel                   (2.7%)
Telecommunications               (40.8%)
Utilities -- Electrical & Gas    (13.8%)
Other                            (11.4%)


--------------------------------------------------------------------------------
COUNTRY WEIGHTINGS

                                       [CHART]


Brazil                           (43.9%)
Mexico                           (32.5%)
Argentina                         (9.5%)
Chile                             (7.2%)
Colombia                          (0.6%)
Other                             (6.3%)


--------------------------------------------------------------------------------
TEN LARGEST HOLDINGS*

                                                PERCENT OF
                                                NET ASSETS
                                                ----------
      1.  CRT `A' (Brazil)                        12.0%
      2.  Telebras (Brazil)                       10.2
      3.  Telmex `L' (Mexico)                      7.2
      4.  FEMSA (Mexico)                           7.2
      5.  Cemig (Brazil)                           6.5
      6.  Televisa (Mexico)                        4.4
      7.  Telefonica Argentina (Argentina)         4.3
      8.  Cemex (Mexico)                           4.3
      9.  Telecom Argentina (Argentina)            4.2
     10.  Kimberly Clark de Mexico (Mexico)        2.4
                                                  ----
                                                  62.7%
                                                  ----
                                                  ----


* Excludes short-term investments.

FINANCIAL STATEMENTS
---------
STATEMENT OF NET ASSETS (UNAUDITED)
---------
JUNE 30, 1998

                                                                      VALUE
                                                      SHARES          (000)
---------------------------------------------------------------------------
COMMON STOCKS (93.1%)
(Unless otherwise noted)
---------------------------------------------------------------------------
ARGENTINA (9.5%)
BANKING
  Banco del Suquia                                         1   U.S.$     -- @
                                                               ------------
ENERGY SOURCES
  YPF ADR                                             44,185          1,328
                                                               ------------
TELECOMMUNICATIONS
  Telecom Argentina ADR                              191,130          5,698
  Telefonica Argentina ADR                           182,362          5,916
                                                               ------------
                                                                     11,614
                                                               ------------
                                                                     12,942
                                                               ------------
---------------------------------------------------------------------------
BRAZIL (43.9%)
BANKING
(a,b)Banco Nacional (Preferred)                   95,420,000              4
  Unibanco (Preferred) GDR                            71,002          2,095
                                                               ------------
                                                                      2,099
                                                               ------------
BUILDING MATERIALS & COMPONENTS
   Cia Cimento Portland Itau
     (Preferred)                                   2,435,000            432
                                                               ------------
ENERGY SOURCES
  Petrobras (Preferred)                              219,000             40
  Petrobras ADR 144A                                  69,515          1,297
                                                               ------------
                                                                      1,337
                                                               ------------

MERCHANDISING
   Globex Utilidades (Preferred)                      14,200            123
(a)Lojas Arapua (Preferred)                       41,337,400             26
(a)Lojas Arapua (Preferred) ADR                       20,775             11
   Lojas Renner (Preferred)                       32,504,000            956
                                                               ------------
                                                                      1,116
                                                               ------------

METALS -- STEEL
(a,b)CVRD Bonus                                      116,420             -- @
   CVRD (Preferred)                                   33,800            672
   CVRD (Preferred) ADR                               77,750          1,644
(a)Gerdau (Preferred)                             98,533,422          1,363
                                                               ------------
                                                                      3,679
                                                               ------------
MULTI-INDUSTRY
(a)Iven (Preferred)                                1,268,500            635
                                                               ------------
REAL ESTATE
  Rossi Residencial GDR 144A                         139,272            696
  Rossi Residencial GDS
    (Registered)                                     269,535          1,348
                                                               ------------
                                                                      2,044
                                                               ------------
TELECOMMUNICATIONS
   CRT (Preferred) 'A'                            15,008,888         16,364
   Telebras (Preferred)                          105,315,740         11,456
   Telebras (Preferred) ADR                           22,767          2,486
(a)Telerj Celular (Preferred) 'B'                 23,744,000          1,412
(a)Telesp Celular (Preferred) 'B'                 19,381,000          1,609
                                                               ------------
                                                                     33,327
                                                               ------------
TEXTILES & APPAREL
  Coteminas                                        5,426,400    U.S.$ 1,478
  Coteminas ADR 144A                                   9,305            127
  Encorpar                                         8,492,000             21
                                                               ------------
                                                                      1,626
                                                               ------------

UTILITIES -- ELECTRICAL & GAS
   Cemig (Preferred)                             199,790,955          6,219
   Cemig (Preferred) ADR                              85,009          2,631
(a)CERJ                                        3,637,800,000          1,793
   Copel (Preferred) 'B'                         320,284,400          2,991
   Gerasul                                        72,348,000             98
                                                               ------------
                                                                     13,732
                                                               ------------
                                                                     60,027
                                                               ------------
---------------------------------------------------------------------------
CHILE (6.6%)
BANKING
  Banco Edwards ADR                                    7,740            110
  Banco Santander Chile ADR                           14,900            192
  Banco Santiago ADR                                  14,300            239
                                                               ------------
                                                                        541
                                                               ------------

BEVERAGES & TOBACCO
  CCU ADR                                             54,925          1,160
                                                               ------------
FOOD & HOUSEHOLD PRODUCTS
  D&S ADR                                             37,675            565
                                                               ------------
MERCHANDISING
  Santa Isabel ADR                                    44,705            492
                                                               ------------
MULTI-INDUSTRY
(a) Citicorp-Chile Financiero Fund                     3,790             72
                                                               ------------
TELECOMMUNICATIONS
  CTC ADR                                             30,685            623
  Quinenco ADR                                        51,020            460
                                                               ------------
                                                                      1,083
                                                               ------------

UTILITIES -- ELECTRICAL & GAS
  Chilectra ADR                                      103,090          2,191
  Endesa ADR                                         100,480          1,432
  Enersis ADR                                         51,540          1,259
  Gener ADR                                           13,680            250
                                                               ------------
                                                                      5,132
                                                               ------------
                                                                      9,045
                                                               ------------
---------------------------------------------------------------------------
COLOMBIA (0.6%)
BANKING
  Bancolombia (Preferred)                              1,081              2
                                                               ------------
BEVERAGES & TOBACCO
  Bavaria                                             87,449            511
  Valores Bavaria                                    159,679            274
                                                               ------------
                                                                        785
                                                               ------------
FINANCIAL SERVICES
  Corfivalle                                               2             -- @
                                                               ------------
                                                                        787
                                                               ------------
---------------------------------------------------------------------------



       The accompanying notes are an integral part of the financial statements.

                                                                      VALUE
                                                      SHARES          (000)
---------------------------------------------------------------------------
MEXICO (32.5%)
BANKING
(a)Banacci 'B'                                       426,630   U.S.$    830
(a)Banacci 'L'                                       645,651          1,041
   Bancomer 'B'                                    4,531,997          1,689
                                                               ------------
                                                                      3,560
                                                               ------------
BEVERAGES & TOBACCO
(a)FEMSA                                             210,694          6,562
(a)FEMSA ADR                                         103,468          3,259
   Grupo Modelo 'C'                                  106,975            898
                                                               ------------
                                                                     10,719
                                                               ------------
BROADCASTING & PUBLISHING
(a)Televisa CPO GDR                                  161,192          6,065
   TV Azteca ADR                                      41,886            453
                                                               ------------
                                                                      6,518
                                                               ------------

BUILDING MATERIALS & COMPONENTS
  Cemex 'B'                                          290,995          1,283
  Cemex 'B' ADR                                      199,837          1,763
  Cemex CPO                                          740,327          2,775
                                                               ------------
                                                                      5,821
                                                               ------------
FOOD & HOUSEHOLD PRODUCTS
  Bimbo 'A'                                          333,690            661
                                                               ------------
FOREST PRODUCTS & PAPER
  Kimberly Clark de Mexico 'A'                       916,959          3,238
                                                               ------------
MERCHANDISING
  Cifra 'C'                                          239,362            332
  Cifra 'V'                                          716,002          1,064
  Cifra 'V' ADR                                        3,970             58
  Soriana 'B'                                        731,935          2,101
                                                               ------------
                                                                      3,555
                                                               ------------
MULTI-INDUSTRY
   Grupo Carso 'A1'                                  146,440            602
                                                               ------------
RECREATION -- OTHER CONSUMER GOODS
(b)Blockbuster de Mexico ADR                          40,000             -- @
                                                               ------------
TELECOMMUNICATIONS
  Telmex 'L' ADR                                     204,348          9,822
                                                               ------------
                                                                     44,496
                                                               ------------
---------------------------------------------------------------------------
TOTAL COMMON STOCKS
  (Cost U.S.$146,523)                                               127,297
                                                               ------------
---------------------------------------------------------------------------


                                                        FACE
                                                      AMOUNT
                                                       (000)
---------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (6.0%)
---------------------------------------------------------------------------
CHILE (0.6%)
TIME DEPOSIT
  Citibank 8.50%, 8/31/98  CLP                       344,500            742
                                                               ------------
---------------------------------------------------------------------------
UNITED STATES (5.4%)
REPURCHASE AGREEMENT
  Chase Securities, Inc. 5.40%,
    dated 6/30/98, due 7/1/98,
    to be repurchased at
    U.S.$7,417, collateralized
    by U.S.$4,610, United
    States Treasury Bonds, 11.25%,
    due 2/15/15, valued at U.S.$7,579
    (Cost U.S.$7,416)                       U.S.$      7,416   U.S.$  7,416
                                                               ------------
---------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS
  (Cost U.S.$8,172)                                                   8,158
                                                               ------------
---------------------------------------------------------------------------
FOREIGN CURRENCY ON DEPOSIT WITH CUSTODIAN (1.2%)
    Argentine Peso                          ARP          607            607
    Brazilian Real                          BRL          483            418
    Chilean Peso                            CLP          133             -- @
    Colombian Peso                          COP        9,991              7
    Mexican Peso                            MXP        4,257            473
    Peruvian New Sol                        PSS          107             37
    Venezuelan Bolivar                      VEB       25,608             46
                                                               ------------
     (Cost U.S.$1,594)                                                1,588
                                                               ------------
---------------------------------------------------------------------------
TOTAL INVESTMENTS (100.3%)
  (Cost U.S.$156,289)                                               137,043
                                                               ------------
---------------------------------------------------------------------------
OTHER ASSETS (0.7%)
  Receivable for Investments
    Sold                                    U.S.$        553
  Dividends Receivable                                   366
  Interest Receivable                                      4
  Other Assets                                            50            973
                                                 -----------   ------------
---------------------------------------------------------------------------
LIABILITIES (-1.0%)
  Deferred Chilean Taxes                                               (14)
  Payable For:
    Chilean Taxes                                      (624)
    Custodian Fees                                     (164)
    Distributions Declared                             (139)
    Investment Advisory Fees                           (132)
    Investments Purchased                               (76)
    Professional Fees                                   (63)
    Shareholder Reporting
      Expenses                                          (41)
    Bank Overdraft                                      (38)
    Administrative Fees                                 (33)
    Directors' Fees and Expenses                        (31)
  Other Liabilities                                     (18)        (1,359)
                                                 -----------   ------------
---------------------------------------------------------------------------



       The accompanying notes are an integral part of the financial statements.

                                                                     AMOUNT
                                                                      (000)
---------------------------------------------------------------------------
NET ASSETS (100%)
  Applicable to 12,736,125, issued and
    outstanding U.S.$0.01 par value shares
    (100,000,000 shares authorized)                           U.S.$ 136,643
                                                              -------------
                                                              -------------
---------------------------------------------------------------------------
NET ASSET VALUE PER SHARE                                     U.S.$   10.73
                                                              -------------
                                                              -------------
---------------------------------------------------------------------------
AT JUNE 30, 1998, NET ASSETS CONSISTED OF:
---------------------------------------------------------------------------
  Common Stock                                                          127
  Capital Surplus                                                   164,613
  Undistributed Net Investment Income                                   588
  Accumulated Net Realized Loss                                     (9,419)
  Unrealized Depreciation on Investments
    and Foreign Currency Translations (net
    of accrued foreign taxes of U.S.$14 on
    unrealized appreciation)                                       (19,266)
---------------------------------------------------------------------------
TOTAL NET ASSETS                                              U.S.$ 136,643
                                                              -------------
                                                              -------------
---------------------------------------------------------------------------

 (a) -- Non-income producing
 (b) -- Securities valued at fair value -- see note A-1 to financial statements.
   @ -- Value is less than U.S.$500.
144A -- Certain conditions for public sale may exist.
 ADR -- American Depositary Receipt
 GDR -- Global Depositary Receipt
 GDS -- Global Depositary Shares

---------------------------------------------------------------------------
FOREIGN CURRENCY EXCHANGE CONTRACT INFORMATION:
---------------------------------------------------------------------------
  Under the terms of foreign currency exchange contracts open at June 30, 1998, the Fund is obligated to deliver foreign currency in exchange for U.S. dollars as indicated below:


 CURRENCY                                  IN                     NET
   TO                                   EXCHANGE              UNREALIZED
 DELIVER         VALUE    SETTLEMENT      FOR        VALUE       LOSS
  (000)          (000)        DATE       (000)       (000)       (000)
----------     ---------  ----------   ---------   ---------  ----------
MXP  2,617     U.S.$ 291    07/01/98   U.S.$ 291   U.S.$ 291   U.S.$  --
               ---------                           ---------  ----------
               ---------                           ---------  ----------

---------------------------------------------------------------------------
JUNE 30, 1998 EXCHANGE RATES:
---------------------------------------------------------------------------
ARP    Argentine Peso                                   1.000 = U.S. $ 1.00
BRL    Brazilian Real                                   1.157 = U.S. $ 1.00
CLP    Chilean Peso                                   468.000 = U.S. $ 1.00
COP    Colombian Peso                               1,369,605 = U.S. $ 1.00
MXP    Mexican Peso                                     8.991 = U.S. $ 1.00
PSS    Peruvian New Sole                                2.938 = U.S. $ 1.00
VEB    Venezuelan Bolivar                             553.000 = U.S. $ 1.00
---------------------------------------------------------------------------



SUMMARY OF TOTAL INVESTMENTS BY INDUSTRY
CLASSIFICATION -- JUNE 30, 1998

                                                                     PERCENT
                                                       VALUE          OF NET
INDUSTRY                                               (000)          ASSETS
----------------------------------------------------------------------------
Banking                                          U.S. $ 6,202           4.5%
Beverages & Tobacco                                    12,664           9.3
Broadcasting & Publishing                               6,518           4.8
Building Materials & Components                         6,253           4.6
Energy Sources                                          2,665           1.9
Food & Household Products                               1,226           0.9
Forest Products & Paper                                 3,238           2.4
Merchandising                                           5,163           3.8
Metals -- Steel                                         3,679           2.7
Multi-Industry                                          1,309           1.0
Real Estate                                             2,044           1.5
Telecommunications                                     55,846          40.8
Textiles & Apparel                                      1,626           1.2
Utilities -- Electrical & Gas                          18,864          13.8
Other                                                   9,746           7.1
                                               --------------         ------
                                               U.S. $ 137,043         100.3%
                                               --------------         ------
                                               --------------         ------
----------------------------------------------------------------------------


SUMMARY OF TOTAL INVESTMENTS BY COUNTRY --
JUNE 30, 1998
                                                                     PERCENT
                                                        VALUE         OF NET
COUNTRY                                                 (000)         ASSETS
----------------------------------------------------------------------------
Argentina                                      U.S. $  12,942           9.5%
Brazil                                                 60,027          43.9
Chile                                                   9,787           7.2
Colombia                                                  787           0.6
Mexico                                                 44,496          32.5
United States (short-term investment)                   7,416           5.4
Other                                                   1,588           1.2
                                               --------------        -------
                                               U.S. $ 137,043         100.3%
                                               -------------         -------
                                               -------------         -------
----------------------------------------------------------------------------




       The accompanying notes are an integral part of the financial statements.

                                                                                                        SIX MONTHS
                                                                                                           ENDED
                                                                                                       JUNE 30, 1998
                                                                                                        (UNAUDITED)
STATEMENT OF OPERATIONS                                                                                    (000)
---------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
  Dividends . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   U.S.$    2,473
  Interest. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              224
  Less: Foreign Taxes Withheld. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              (86)
---------------------------------------------------------------------------------------------------------------------
    Total Income. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            2,611
---------------------------------------------------------------------------------------------------------------------
EXPENSES
  Investment Advisory Fees. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              900
  Custodian Fees. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              163
  Country Tax Expense . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              125
  Administrative Fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .               93
  Professional Fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .               55
  Brazilian Administrative Fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .               46
  Shareholder Reporting Expenses. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .               34
  Chilean Administrative Fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .               14
  Colombian Administrative Fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .               11
  Transfer Agent Fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                3
  Directors' Fees and Expenses. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                2
  Other Expenses. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .               38
---------------------------------------------------------------------------------------------------------------------
    Total Expenses. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            1,484
---------------------------------------------------------------------------------------------------------------------
      Net Investment Income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            1,127
---------------------------------------------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS)
  Investment Securities Sold. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             (145)
  Foreign Currency Transactions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             (436)
---------------------------------------------------------------------------------------------------------------------
    Net Realized Loss . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             (581)
---------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION
  Depreciation on Investments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          (34,654)
  Appreciation on Foreign Currency Translations . . . . . . . . . . . . . . . . . . . . . . . . . .               33
---------------------------------------------------------------------------------------------------------------------
    Change in Unrealized Appreciation/Depreciation. . . . . . . . . . . . . . . . . . . . . . . . .          (34,621)
---------------------------------------------------------------------------------------------------------------------
Net Realized Loss and Change in Unrealized Appreciation/Depreciation. . . . . . . . . . . . . . . .          (35,202)
---------------------------------------------------------------------------------------------------------------------
  NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS. . . . . . . . . . . . . . . . . . . . . . .   U.S.$  (34,075)
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------

                                                                                     SIX MONTHS
                                                                                        ENDED
                                                                                    JUNE 30, 1998    YEAR ENDED
                                                                                     (UNAUDITED)  DECEMBER 31, 1997
STATEMENT OF CHANGES IN NET ASSETS                                                      (000)           (000)
---------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net Investment Income (Loss). . . . . . . . . . . . . . . . . . . . . . . . .    U.S.$  1,127    U.S.$    (161)
  Net Realized Gain (Loss). . . . . . . . . . . . . . . . . . . . . . . . . . .            (581)          69,681
  Change in Unrealized Appreciation/Depreciation. . . . . . . . . . . . . . . .         (34,621)           3,295
---------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets Resulting from Operations . . . . . . .         (34,075)          72,815
---------------------------------------------------------------------------------------------------------------------
Distributions:
  Net Realized Gain . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         (77,461)          (8,141)
---------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Reinvestment of Distributions (1,118,141 shares). . . . . . . . . . . . . . .          11,919               --
---------------------------------------------------------------------------------------------------------------------
  Total Increase (Decrease) . . . . . . . . . . . . . . . . . . . . . . . . . .         (99,617)          64,674

Net Assets:
  Beginning of Period . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         236,260          171,586
---------------------------------------------------------------------------------------------------------------------
  End of Period (including undistributed net investment income
  (accumulated net investment loss) of U.S.$588 and U.S.$(539),
  respectively) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    U.S.$136,643    U.S.$ 236,260
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------

       The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS

                                             SIX MONTHS
                                               ENDED                                 YEAR ENDED DECEMBER 31,
SELECTED PER SHARE DATA                    JUNE 30, 1998 ---------------------------------------------------------------------------
AND RATIOS:                                  (UNAUDITED)    1997           1996           1995              1994          1993
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD   U.S.$   20.34  U.S.$   14.77  U.S.$   10.98   U.S.$  17.16      U.S.$  23.31  U.S.$ 15.23
------------------------------------------------------------------------------------------------------------------------------------
Offering Costs . . . . . . . . . . .              --             --             --          (0.07)               --        (0.06)
------------------------------------------------------------------------------------------------------------------------------------
Net Investment Income (Loss) . . . .            0.09          (0.01)          0.18           0.05             (0.18)        0.04
Net Realized and Unrealized Gain
  (Loss) on Investments. . . . . . .           (3.03)          6.28           4.91          (4.63)            (0.25)        9.84
------------------------------------------------------------------------------------------------------------------------------------
    Total from Investment
      Operations . . . . . . . . . .           (2.94)          6.27           5.09          (4.58)            (0.43)        9.88
------------------------------------------------------------------------------------------------------------------------------------
Distributions:
  Net Investment Income. . . . . . .              --             --          (0.16)            --             (0.00)#         --
  Net Realized Gain. . . . . . . . .           (6.67)         (0.70)         (1.14)         (0.44)            (5.74)          --
  In Excess of Net Realized Gain . .              --             --             --          (0.01)               --           --
------------------------------------------------------------------------------------------------------------------------------------
    Total Distributions. . . . . . .           (6.67)         (0.70)         (1.30)         (0.45)            (5.74)          --
------------------------------------------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Asset
  Value from Capital Shares
  Transactions . . . . . . . . . . .              --             --             --          (1.08)++           0.02+       (1.74)++
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD . . .   U.S.$   10.73  U.S.$   20.34  U.S.$   14.77   U.S.$  10.98      U.S.$  17.16  U.S.$ 23.31
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE MARKET VALUE, END OF PERIOD  U.S.$    9.50  U.S.$   17.94  U.S.$   12.50   U.S.$   9.88      U.S.$  18.25  U.S.$ 27.13
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:
  Market Value . . . . . . . . . . .          (13.85)%        49.08%         38.50%        (38.78)%+++        (8.75)%     121.17%+++
  Net Asset Value (1). . . . . . . .          (14.19)%        43.06%         47.19%        (27.61)%+++        (0.14)%      65.36%+++
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
RATIOS, SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD
  (THOUSANDS). . . . . . . . . . . .   U.S.$ 136,643  U.S.$ 236,260  U.S.$ 171,586   U.S.$127,616      U.S.$135,273  U.S.$180,348
------------------------------------------------------------------------------------------------------------------------------------
Ratio of Expenses to Average Net Assets         1.92%*         1.82%          1.81%          2.17%             2.15%         2.23%
Ratio of Net Investment Income to
  Average Net Assets . . . . . . . .            1.46%*        (0.07)%         1.24%          0.31%            (0.77)%        0.22%
Portfolio Turnover Rate. . . . . . .              85%           259%           186%           122%               70%           56%
-----------------------------------------------------------------------------------------------------------------------------------

  *  Annualized
  #  Amount is less than U.S.$0.01 per share.
  +  Increase due to shares issued from reinvestment of distributions.
 ++  Decrease due to shares issued through Rights Offering.
+++ This return excludes the effect of the rights issued in connection with the Rights Offering.
(1) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. This percentage is not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.



       The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
JUNE 30, 1998
-------------
     The Latin American Discovery Fund, Inc. (the "Fund") was incorporated on November 12, 1991 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is long-term capital appreciation through investments primarily in equity securities.

A. The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: In valuing the Fund's assets, all listed securities, including purchased options, for which market quotations are readily available are valued at the last sales price on the valuation date, or if there was no sale on such date at the mean between the current bid and asked prices. Securities which are traded over-the-counter are valued at the average of the mean of current bid and asked prices obtained from reputable brokers. Short-term securities which mature in 60 days or less are valued at amortized cost. All other securities and assets for which market values are not readily available (including investments which are subject to limitations as to their sale) are valued at fair value as determined in good faith by the Board of Directors ("the Board"), although the actual calculations may be done by others.

2. TAXES: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for U.S. Federal income taxes is required in the financial statements. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned.

3. REPURCHASE AGREEMENTS: In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counter-party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

4. FOREIGN CURRENCY TRANSLATION: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars last quoted by a major bank as follows:

       - investments, other assets and liabilities at the prevailing rates of exchange on the valuation date;

       - investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

     Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions and balances.

     Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from sales and maturities of foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on investments and foreign currency translations in the Statement of Net Assets. The change in unrealized currency gains (losses) for the period is reflected in the Statement of Operations.

The Fund intends to use derivatives more actively than it has in the past. The Fund intends to engage in transactions in futures contracts on foreign currencies, stock indices, as well as in options, swaps and structured notes. Consistent with the Fund's investment objectives and policies, the Fund intends to use derivatives for non-hedging as well as hedging purposes.

Following is a description of derivative instruments and their associated risks that the Fund intends to utilize:

5. FOREIGN CURRENCY EXCHANGE CONTRACTS: The Fund may enter into foreign currency exchange contracts generally to attempt to protect securities and related receivables and payables against changes in future foreign exchange rates and, in certain situations, to gain exposure to a foreign currency. A foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of unrealized gain on the contracts, if any, at the date of default. Risks may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

6. PURCHASED OPTIONS: The Fund may purchase call and put options on listed securities or securities traded over the counter. The Fund may purchase call options on securities to protect against an increase in the price of the underlying security. The Fund may purchase put options on securities to protect against a decline in the value of the underlying security. Possible losses from purchased options cannot exceed the total amount invested. Realized gains or losses on purchased options are included with net gain
     (loss) on investment securities sold in the financial statements.

7. FORWARD COMMITMENTS AND WHEN-ISSUED/DELAYED DELIVERY SECURITIES: The Fund may make forward commitments to purchase or sell securities. Payment and delivery for securities which have been purchased or sold on a forward commitment basis can take place a month or more (not to exceed 120 days) after the date of the transaction. Additionally, the Fund may purchase securities on a when-issued or delayed delivery basis. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield, and no income accrues to the Fund on such securities prior to delivery. When the Fund enters into a purchase transaction on a when-issued or delayed delivery basis, it either establishes a segregated account in which it maintains liquid assets in an amount at least equal in value to the Fund's commitments to purchase such securities or denotes such securities on the custody statement for its regular custody account. Purchasing securities on a forward commitment or when-issued or delayed-delivery basis may involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery.

8. SWAP AGREEMENTS: The Fund may enter into swap agreements to exchange the return generated by one security, instrument or basket of instruments for the return generated by another security, instrument or basket of instruments. The following summarizes swaps which may be entered into by the Fund:

     INTEREST RATE SWAPS: Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount. Net periodic interest payments to be received or paid are accrued daily and are recorded in the Statement of Operations as an adjustment to interest income. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized appreciation or depreciation in the Statement of Operations.

     TOTAL RETURN SWAPS: Total return swaps involve commitments to pay interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security, instrument or basket of instruments underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. Total return swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gains or losses in the Statement of Operations. Periodic payments received or made at the end of each measurement period, but prior to termination, are recorded as realized gains or losses in the Statement of Operations.

     Realized gains or losses on maturity or termination of interest rate and total return swaps are presented in the Statement of Operations. Because there is no organized market for these swap agreements, the value reported in the Statement of Net Assets may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks may arise upon entering into these agreements from the potential inability of the counterparties to meet the terms of the agreements and are generally limited to the amount of net interest payments to be received and/or favorable movements in the value of the underlying security, instrument or basket of instruments, if any, at the date of default.

9. STRUCTURED SECURITIES: The Fund may invest in interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of sovereign debt obligations. This type of restructuring involves the deposit with or purchase by an entity of specified instruments and the issuance by that entity of one or more classes of securities ("Structured Securities") backed by, or representing interests in, the underlying instruments. Structured Securities generally will expose the Fund to credit risks of the underlying instruments as well as of the issuer of the structured security. Structured Securities are typically sold in private placement transactions with no active trading market. Investments in structured securities may be more volatile than their underlying instruments, however, any loss is limited to the amount of the original investment.

10. OVER-THE-COUNTER TRADING: Derivative instruments that may be purchased or sold by the Fund are expected to regularly consist of instruments not traded on an exchange. The risk of nonperformance by the obligor on such an instrument may be greater, and the ease with which the Fund can dispose of or enter into closing transactions with respect to such an instrument may be less, than in the case of an exchange-traded instrument. In addition, significant disparities may exist between bid and asked prices for derivative instruments that are not traded on an exchange. Derivative instruments not traded on exchanges are also not subject to the same type of government regulation as exchange traded instruments, and many of the protections afforded to participants in a regulated environment may not be available in connection with such transactions.

11. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Interest income is recognized on the accrual basis. Dividend income is recorded on the ex-dividend date (except certain dividends which may be recorded as soon as the Fund is informed of such dividend) net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Distributions to shareholders are recorded on the ex-date.

     The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments for foreign currency transactions, net operating losses, foreign taxes on net realized gains and gains on certain securities of corporations designated as "passive foreign investment companies". These differences are also primarily due to differing book and tax treatments of the timing of the recognition of losses on securities and the timing of the deductibility of certain foreign taxes.

     Permanent book and tax basis differences relating to shareholder distributions may result in reclassifications to undistributed net investment income (loss), accumulated net realized gain (loss) and capital surplus.

     Adjustments for permanent book-tax differences, if any, are not reflected in ending undistributed net investment income (loss) for the purpose of calculating net investment income (loss) per share in the financial highlights.

B. Morgan Stanley Asset Management Inc. (the "Adviser") provides investment advisory services to the Fund under the terms of an Investment Advisory Agreement (the "Agreement"). Under the Agreement, the Adviser is paid a fee computed weekly and payable monthly at the annual rate of 1.15% of the Fund's average weekly net assets.

C. The Chase Manhattan Bank, through its corporate affiliate Chase Global Funds Services Company (the "Administrator"), provides administrative services to the Fund under an Administration Agreement. Under the Administration Agreement, the Administrator is paid a fee computed weekly and payable monthly at an annual rate of 0.08% of the Fund's average weekly net assets, plus $65,000 per annum. In addition, the Fund is charged certain out-of-pocket expenses by the Administrator. The Chase Manhattan Bank acts as custodian for the Fund's assets held in the United States.

D. Unibanco-Uniao de Bancos Brasileiros S.A. (the "Brazilian Administrator") provides administrative services to the Fund under the terms of an Administration Agreement and is paid a fee computed weekly and payable monthly at an annual rate of 0.125% of the Fund's average weekly net assets invested in Brazil. Bice Chileconsult Agente de Valores S.A. (the "Chilean Administrator") provides administrative services to the Fund under the terms of a separate Administration Agreement and is paid an annual fee, computed weekly and payable monthly, equal to the greater of 0.25% of the Fund's average weekly net assets invested in Chile or $20,000. Cititrust S.A. (the "Colombian Administrator") provides administrative services to the Fund and is paid a fee computed weekly and payable monthly at an annual rate of 0.25% of the Fund's average weekly net assets invested in Colombia.

E. Morgan Stanley Trust Company (the "International Custodian"), an affiliate of the Adviser, acts as custodian for the Fund's assets held outside the United States in accordance with a Custody Agreement. Custody fees are payable monthly based on assets under custody, investment purchase and sales activity, plus an account maintenance fee, plus reimbursement for certain out-of-pocket expenses. Investment transaction fees vary by country and security type. During the six months ended June 30,1998, the Fund incurred custodian fees of $94,000 with the International Custodian, of which $93,000 was payable to the International Custodian at June 30, 1998. In addition, for the six months ended June 30,1998, the Fund has earned interest income of $2,000 and incurred interest expense of $4,000, on balances with the International Custodian.

F. During the six months ended June 30, 1998, the Fund made purchases and sales totaling approximately $133,282,000 and $200,936,000, respectively, of investment securities other than long-term U.S. Government securities and short-term investments. There were no purchases or sales of long-term U.S. Government securities. During the six months ended June 30, 1998, the Fund placed a portion of its portfolio transactions with affiliated broker/dealers. Accordingly, the Fund incurred brokerage commissions of $27,000 with Morgan Stanley & Co. Incorporated, an affiliate of the Adviser, for the six months ended June 30, 1998. At June 30, 1998, the U.S. Federal income tax cost basis of securities was $154,695,000 and, accordingly, net unrealized depreciation for U.S. Federal income tax purposes was $19,240,000 of which $1,501,000 related to appreciated securities and $20,741,000 related to depreciated securities.

G. The Fund issued to its shareholders of record as of the close of business on September 12, 1995 transferable rights to subscribe for up to an aggregate of 3,100,000 shares of Common Stock of the Fund at a rate of one share of Common Stock for three Rights held at the subscription price of $9.00 per share. During September and October 1995, the Fund issued, in total, 3,100,000 shares of Common Stock on exercise of such Rights. Rights offering costs of $460,000 were charged directly against the proceeds of the Offering. The Fund was advised that Morgan Stanley & Co. Incorporated received commissions of $825,000 and reimbursement of its expenses of $100,000 in connection with its participation in the Rights Offering.

H. A significant portion of the Fund's net assets consist of securities denominated in Latin American currencies. Changes in currency exchange rates will affect the value of and investment income from such securities. Latin American securities are often subject to greater price volatility, limited capitalization and liquidity, and higher rates of inflation than securities of companies based in the United States. In addition, Latin American securities maybe subject to substantial governmental involvement in the economy and greater social, economic and political uncertainty.

I. Each Director of the Fund who is not an officer of the Fund or an affiliated person as defined under the Investment Company Act of 1940, as amended, may elect to participate in the Directors' Deferred Compensation Plan (the "Plan"). Under the Plan, such Directors may elect to defer payment of a percentage of their total fees earned as a Director of the Fund. These deferred portions are treated, based on an election by the Director, as if they were either invested in the Fund's shares or invested in U.S. Treasury Bills, as defined under the Plan. The deferred fees payable under the Plan, at June 30, 1998, totaled $23,000 and are included in Payable for Directors' Fees and Expenses on the Statement of Net Assets.

J. During June 1998, the Board declared a distribution of $0.01 per share, derived from net realized gains, payable on July 15, 1998, to shareholders of record on June 30, 1998. Also in June, the Board of Directors amended your Fund's by-laws to require advance notice of any proposals to be made at stockholders' meetings. For annual meetings the notice must be given to the Fund's secretary at least 60 days before the anniversary date of the previous year's annual meeting. This year's annual meeting of stockholders was held on June 24. This provision was adopted to permit the Fund's stockholders and Directors to consider every stockholder proposal on an informed basis and in an organized fashion, taking into account the interests of all affected constituencies.

                          K.  Supplemental Proxy Information

The Annual Meeting of the Stockholders of The Latin American Discovery Fund, Inc. was held on June 24, 1998. The following is a summary of each proposal presented and the total number of shares voted:

                                                                        VOTES IN      VOTES       AUTHORITY       VOTES
PROPOSAL:                                                               FAVOR OF     AGAINST      WITHHELD      ABSTAINED
---------                                                              ---------     -------      --------      ---------
1. To elect the following Directors: Michael F. Klein. . . . . . .     9,406,504          --      102,827              --
                                     Barton M. Biggs . . . . . . .     9,438,331          --       71,001              --
                                     John A. Levin . . . . . . . .     9,433,203          --       76,128              --
                                     William G. Morton, Jr.. . . .     9,426,595          --       82,736              --

2. To ratify the selection of PricewaterhouseCoopers
   LLP as independent accountants of the Fund. . . . . . . . . . .     9,469,578    22,090             --      17,663

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

     Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), each shareholder will be deemed to have elected, unless Boston Equiserve (the "Plan Agent") is otherwise instructed by the shareholder in writing, to have all distributions automatically reinvested in Fund shares. Participants in the Plan have the option of making additional voluntary cash payments to the Plan Agent, annually, in any amount from $100 to $3,000, for investment in Fund shares.

     Dividend and capital gain distributions will be reinvested on the reinvestment date in full and fractional shares. If the market price per share equals or exceeds net asset value per share on the reinvestment date, the Fund will issue shares to participants at net asset value. If net asset value is less than 95% of the market price on the reinvestment date, shares will be issued at 95% of the market price. If net asset value exceeds the market price on the reinvestment date, participants will receive shares valued at market price. The Fund may purchase shares of its Common Stock in the open market in connection with dividend reinvestment requirements at the discretion of the Board of Directors. Should the Fund declare a dividend or capital gain distribution payable only in cash, the Plan Agent will purchase Fund shares for participants in the open market as agent for the participants.

     The Plan Agent's fees for the reinvestment of dividends and distributions will be paid by the Fund. However, each participant's account will be charged a pro rata share of brokerage commissions incurred on any open market purchases effected on such participant's behalf. A participant will also pay brokerage commissions incurred on purchases made by voluntary cash payments. Although shareholders in the Plan may receive no cash distributions, participation in the Plan will not relieve participants of any income tax which may be payable on such dividends or distributions.

     In the case of shareholders, such as banks, brokers or nominees, which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholder as representing the total amount registered in the shareholder's name and held for the account of beneficial owners who are participating in the Plan.

     Shareholders who do not wish to have distributions automatically reinvested should notify the Plan Agent in writing. There is no penalty for non-participation or withdrawal from the Plan, and shareholders who have previously withdrawn from the Plan may rejoin at any time. Requests for additional information or any correspondence concerning the Plan should be directed to the Plan Agent at:


                                   The Latin American Discovery Fund, Inc.
                                   Boston Equiserve
                                   Dividend Reinvestment and Cash Purchase Plan
                                   P.O. Box 1681
                                   Boston, MA 02105
                                   1-800-730-6001




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